SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 9, 2007

                              WINTHROP REALTY TRUST
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

       001-06249                                         34-6513657
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts         02114
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (617) 570-4614
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

      On May 9, 2007, Winthrop Realty Trust (the "Trust") issued a press release announcing its financial results for the first quarter ended March 31, 2007 (the "May 9 Release"). On May 11, 2007, the Trust issued a press release correcting certain information contained in the May 9 Release relating to a change in the way the Trust accounted for income taxes in the May 9 Release. Copies of the May 9 Release and the May 11 release are furnished as Exhibits 99.1 and 99.2, respectively, to this Report on Form 8-K.

      The information in this section of this Report on Form 8-K and Exhibits
99.1 and 99.2 attached hereto shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

            99.1  Press Release dated May 9, 2007

            99.2  Press Release dated May 11, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of May, 2007.

                                      WINTHROP REALTY TRUST


                                      By: /s/ Michael L. Ashner
                                          --------------------------------------
                                          Michael L. Ashner
                                          Chief Executive Officer